UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

NSTS Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

IMPORTANT NOTICE OF INTERNET

AVAILABILITY OF

PROXY MATERIALS

for

The Annual Meeting of Stockholders of

NSTS Bancorp Inc.

to be held at

700 S. Lewis Avenue, Waukegan, IL 60085

on May 22, 2024, at 10:00 AM CST

PROXY STATEMENT, 2023 ANNUAL REPORT ON FORM 10-K, AND PROXY CARD ARE

AVAILABLE AT:

https://annualgeneralmeetings.com/nsts2024/

Dear Stockholder:

The Annual Meeting of Stockholders of NSTS Bancorp Inc., to be held on May 22, 2024, at 10:00 AM CST, has been called to consider and act upon the following matters:

1.	The election of two (2) members to our Board of Directors; and

2.	Ratify the appointment of Plante & Moran, PLLC, as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2024.

Our Board of Directors recommends a vote “FOR” all director nominees and “FOR” proposal 2.

Complete proxy materials, including the Proxy Statement, 2023 Annual Report on Form 10-K, and proxy card, are available to you on-line at https://annualgeneralmeetings.com/nsts2024/ or upon your request by e-mail or first-class mail. You will not receive a paper copy of the proxy materials unless you request one. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may vote online, by mail or virtually following the instructions in the Proxy Statement. If you wish to vote online, you will need your “Stockholder Control Number” (which can be found in the bottom right hand corner of this notice) and the web address, all of which will be included with or on the proxy card located on the Internet website stated above or mailed to you at your request. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply print out the proxy card located on the Internet website stated above, mark the proxy card accordingly, sign and return it to us at the address indicated on the proxy card. Please check the proxy materials for any special requirements for meeting attendance.

Stockholder Control Number:

Important Notice Regarding

the Availability of Proxy Materials for the

Stockholder Meeting

To Be Held on May 22, 2024:

(1)

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2)	The Proxy Statement, 2023 Annual Report on Form 10-K, and proxy card are available at : https://annualgeneralmeetings.com/nsts2024/

(3)

If you want to receive a paper or e-mail copy of these documents for this Annual Meeting and future annual stockholder meetings, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 8, 2024 to facilitate timely delivery. You will not receive a paper copy of the proxy materials unless you request one.

To request a paper or email copy of these documents, either:

Call our toll-free number – 1-800-785-7782; or

Visit our website at https://annualgeneralmeetings.com/nsts2024/; or Send us an email at cs@pacificstocktransfer.com

Please clearly identify the documents you are requesting, our Company name, and your name along with the Stockholder Control Number located in the lower right hand corner of this notice and the name and address to which the materials should be mailed or emailed, as applicable.

By Order of the Board of Directors

/s/ Christine E. Stickler Christine E. Stickler Corporate Secretary

Control Number: